SCHWAB INVESTMENTS
Schwab® Global Real Estate Fund
SCHWAB CAPITAL TRUST
Schwab® Large-Cap Growth Fund
Schwab® Core Equity Fund
Schwab® International Core Equity Fund
Schwab® Dividend Equity Fund
Schwab® Small-Cap Equity Fund
Schwab® Hedged Equity Fund
Schwab® Health Care Fund
(each, a fund and collectively, the funds)
Supplement dated June 10, 2021 to each fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Effective June 10, 2021, the following changes are made to each fund’s statutory prospectus:
Statutory Prospectus – Under “Portfolio Holdings” in the “Fund Details” section:   The paragraph is deleted and replaced in its entirety with the following:
The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabfunds.com/schwabfunds_prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 30 days after the end of each calendar quarter and will remain available online until at least the following calendar quarter. The funds also post in the fund summary section of the website and on fund factsheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of each calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG115184-00 (06/21)
00262511